As filed with the Securities and Exchange Commission on November 4, 2016

Registration No. 333-212081

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 4

TO

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

VANTAGE DRILLING INTERNATIONAL

(Exact name of registrant as specified in its charter)

Cayman Islands	1381	N/A
(State or other jurisdiction of Incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

777 Post Oak Boulevard, Suite 800

Houston, TX 77056

(281) 404-4700

(Address, including zip code, and telephone number, including area code, of Registrant’s Principal Executive Offices)

Maples Corporate Services Limited

PO Box 309

Ugland House

Grand Cayman

KY1-1104, Cayman Islands

(345) 949 8066

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With copies to:

Douglas E. Stewart Vantage Drilling International 777 Post Oak Boulevard, Suite 800 Houston, Texas 77056 (281) 404-4700	Rod Miller, Esq. Milbank, Tweed, Hadley & McCloy LLP 28 Liberty Street New York, NY 10005 (212) 530-5000

Approximate date of commencement of proposed sale to public: As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of each Class of Securities to be Registered	Amount to be Registered(1)	Proposed Maximum Offering Price Per Unit(2)	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee(2)
Units of Stapled Securities (“Stapled Securities”) (3)	3,119,271
Ordinary Shares, par value $0.001 per share	23,974,436 (4)	$75.00 (5)	$233,945,325.00(6)	$23,695.31 (6)
1% / 12% Step-Up Senior Secured Third Lien Convertible Notes due 2030 (“Notes”) (7)	$1,993,753,719.40	100%	$1,993,753,719.40	$201,938.53
Subsidiary Guarantees of the Notes (8)
Total				$225,633.84 (9)

(1)	The units of Stapled Securities and the ordinary shares will be offered for resale by selling holders pursuant to the shelf prospectus contained herein.
(2)	Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the “Securities Act”).
(3)	Each unit of Stapled Securities initially represents one ordinary share and an original issuance amount of $172.61 principal amount of Notes.
(4)	Represents (i) 3,119,271 ordinary shares included in the Stapled Securities described in note (3) above, and (ii) 20,855,165 ordinary shares, representing the total aggregate number of ordinary shares into which the Notes are convertible (at the initial conversion price of $95.60 per ordinary share) on the maturity date thereof after giving effect to all payments of pay-in-kind interest. Pursuant to Rule 416 under the Securities Act, such number of ordinary shares registered hereby shall include an indeterminate number of ordinary shares that may be issued in connection with a share split, share dividend, recapitalization or similar event.
(5)	Our ordinary shares are not traded on any national exchange and in accordance with Rule 457 under the Securities Act, the offering price per share was estimated using the equity value for the ordinary shares as of the date of the consummation of the Joint Prepackaged Chapter 11 Plan of Offshore Group Investment Limited and its Affiliated Debtors.
(6)	Pursuant to Rule 457(i) under the Securities Act, there is no additional filing fee with respect to the ordinary shares issuable upon conversion of the Notes because no additional consideration will be received in connection with the exercise of such conversion. Accordingly, the registration fee in respect of the ordinary shares was calculated solely on the basis of the 3,119,271 ordinary shares included in the Stapled Securities.
(7)	Consists of (i) $538,417,367.31 aggregate principal amount of Notes described in note (3) above, together with (ii) all payments of interest in the form of pay-in-kind interest through the maturity date.
(8)	Pursuant to Rule 457(n) under the Securities Act, no separate fee for the guarantees is payable.
(9)	A total of $225,633.84 has previously been paid in connection with prior filings of this Registration Statement.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Table of Additional Registrant Guarantors

Exact Name of Registrant Guarantor	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Dragonquest Holdings Company[1]	Cayman Islands	N/A
Emerald Driller Company[1]	Cayman Islands	N/A
P2020 Rig Co.[1]	Cayman Islands	N/A
P2021 Rig. Co.[1]	Cayman Islands	N/A
Sapphire Driller Company[1]	Cayman Islands	N/A
Vantage Deepwater Company[1]	Cayman Islands	N/A
Vantage Driller I Co.[1]	Cayman Islands	N/A
Vantage Driller II Co.[1]	Cayman Islands	N/A
Vantage Driller III Co.[1]	Cayman Islands	N/A
Vantage Driller IV Co.[1]	Cayman Islands	N/A
Vantage Driller VI Co.[1]	Cayman Islands	N/A
Vantage Drilling Africa[1]	Cayman Islands	N/A
Vantage Holdings Malaysia I Co.[1]	Cayman Islands	N/A
Vantage International Management Co.[1]	Cayman Islands	N/A
Vantage Holdings Cyprus ODC Limited[2]	Cyprus	N/A
Vantage Deepwater Drilling, Inc.[1]	Delaware	27-5373668
Vantage Delaware Holdings, LLC[1]	Delaware	N/A
Vantage Energy Services, Inc.[1]	Delaware	51-0599779
Vantage Holding Hungary Kft.[3]	Hungary	N/A
PT. Vantage Drilling Company Indonesia[4]	Indonesia	N/A
Vantage Drilling Labuan I Ltd.[5]	Malaysia	N/A
Vantage Drilling (Malaysia) I Sdn. Bhd.[6]	Malaysia	N/A
Vantage Drilling Netherlands B.V.[7]	The Netherlands	N/A
Vantage Driller ROCO S.R.L.[8]	Romania	N/A
Vantage International Management Company Pte. Ltd.[9]	Singapore	N/A

(1)	The address for each of these co-registrants is c/o Vantage Energy Services, Inc., 777 Post Oak Boulevard, Suite 800, Houston, Texas 77056, Telephone: (281) 404-4700.
(2)	The address for this co-registrant is, Diagoru 2, ERA HOUSE, 10th Floor, Nicosia, Cyprus 1097.
(3)	The address for this co-registrant is Wesselenyi utca, 16, Budapest, Hungary H-1077.
(4)	The address for this co-registrant is Graha Mampang Bldg., 5th Floor, J1. Mampang Prapatan Raya No. 100, Kec. Pancoran, Jakarta Selatan, Indonesia.
(5)	The address for this co-registrant is Tiara Labuan, Jalan Tanjung Batu, 87000 F.T. Labuan, Malaysia.
(6)	The address for this co-registrant is Business Suite 19A-19-3, Level 25, Wisma UOA Centre, 19 Jalan Pinang, Kuala Lumpur, Malaysia 50450.
(7)	The address for this co-registrant is 1076 AZ Amsterdam, Locatellikade 1, Netherlands.
(8)	The address for this co-registrant is Bucharest Sector 1, Strada Dumitru Florescu, Nr.17, Floor 2, Room 15, Bucharest, Romania.
(9)	The address for this co-registrant is 1 Jalan Kilang Timor, #07-01, Pacific Tech Centre, Singapore 159303.

The name and address of the agent for service for each of the co-registrants is Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands. The telephone number, including area code, of the agent for service for each of the co-registrants is (345) 949 8066.

EXPLANATORY NOTE

The registrants are filing this Amendment No. 4 (the “Amendment”) to the Registration Statement on Form S-1 (Registration No. 333-212081) (the “Registration Statement”) to update certain information in Part II thereof. Accordingly, this Amendment consists only of the facing page, this explanatory note and Part II of the Registration Statement, including the signature pages and the exhibit index. The prospectus is unchanged and has been omitted.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13. Other Expenses of Issuance and Distribution.

Set forth below is a table of the registration fee for the Securities and Exchange Commission and estimates of all other expenses to be paid by the registrant in connection with the issuance and distribution of the securities described in the registration statement:

SEC registration fee	$225,634
Printing fees and expenses	12,500
Legal fees and expenses	350,000
Accounting fees and expenses	73,000

Total	$661,134

Item 14. Indemnification of Directors and Officers.

As we are a Cayman Islands exempted company, the laws of the Cayman Islands will be relevant to the provisions relating to indemnification of our directors and officers. Although the Companies Law does not specifically restrict a Cayman Islands exempted company’s ability to indemnify its directors or officers, it does not expressly provide for such indemnification either. Certain Commonwealth case law (which is likely to be persuasive in the Cayman Islands), however, indicates that the indemnification is generally permissible, unless there has been willful default, willful neglect, breach of fiduciary duty, unconscionable behavior or behavior which falls within the broad stable of conduct identifiable as ‘equitable fraud’ on the part of the director or officer in question.

We have entered into indemnification agreements with our directors and executive officers under Texas law, pursuant to which we have agreed to indemnify each such person and hold him harmless against expenses, judgments, fines and amounts payable under settlement agreements in connection with any threatened, pending or completed action, suit or proceeding to which he has been made a party or in which he became involved by reason of the fact that he is or was our director or officer. Except with respect to expenses to be reimbursed by us in the event that the indemnified person has been successful on the merits or otherwise in defense of the action, suit or proceeding, our obligations under the indemnification agreements are subject to certain customary restrictions and exceptions.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is theretofore unenforceable.

The limitation of liability and indemnification provisions in our memorandum and articles of association may discourage securityholders from bringing a lawsuit against directors for breach of their fiduciary duty. These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our securityholders. In addition, your investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. There is currently no pending material litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought.

In addition, we maintain standard policies of insurance under which coverage is provided to our directors and officers against loss rising from claims made by reason of breach of duty or other wrongful act, and to us with respect to payments which may be made by us to such directors and officers pursuant to the above indemnification provision or otherwise as a matter of law.

Item 15. Recent Sales of Unregistered Securities

In connection with the emergence of Offshore Group Investment Limited and certain of its domestic subsidiaries from Chapter 11, on February 10, 2016, we issued 4,344,959 units of Stapled Securities, $76.1 million aggregate principal amount of Senior Secured Notes and 655,094 Ordinary Shares pursuant to the Plan of Reorganization in transactions exempt from registration under Section 4(a)(2) of the Securities Act or Section 1145(a)(1) of the Bankruptcy Code.

Item 16. Exhibits and Financial Statement Schedules.

(a) Exhibits

See the Exhibit Index immediately following the signature pages included in this Registration Statement.

(b) Financial Statement Schedules

Item 17. Undertakings.

The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually of in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for purposes of determining liability under the Securities Act of 1933 to any purchaser:

(i) Each prospectus filed pursuant to Rule 424(b) as part of the registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Vantage Drilling International has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 4th day of November 2016.

VANTAGE DRILLING INTERNATIONAL

By:	/s/ Thomas J. Cimino
Thomas J. Cimino
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Ihab Toma	Chief Executive Officer (Principal executive officer) and Director	November 4, 2016
Ihab Toma

/s/ Thomas J. Cimino	Chief Financial Officer (Principal financial and accounting officer)	November 4, 2016
Thomas J. Cimino

*	Chairman and Director	November 4, 2016
Thomas R. Bates, Jr.

*	Director	November 4, 2016
Nils E. Larsen

*	Director	November 4, 2016
L. Spencer Wells

*	Director	November 4, 2016
Esa Ikaheimonen

*	Director	November 4, 2016
Scott McCarty

*	Director	November 4, 2016
Matthew W. Bonanno

*By:	/s/ Douglas E. Stewart
Douglas E. Stewart Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Dragonquest Holdings Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 4th day of November 2016.

DRAGONQUEST HOLDINGS COMPANY

By:	/s/ Thomas J. Cimino
Thomas J. Cimino
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Thomas J. Cimino	Chief Financial Officer (Principal executive, financial and accounting officer) and Sole Director	November 4, 2016
Thomas J. Cimino

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Emerald Driller Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 4th day of November 2016.

EMERALD DRILLER COMPANY

By:	/s/ Thomas J. Cimino
Thomas J. Cimino
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Thomas J. Cimino	Chief Financial Officer (Principal executive, financial and accounting officer) and Sole Director	November 4, 2016
Thomas J. Cimino

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, P2020 Rig Co. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the on the 4th day of November 2016.

P2020 RIG CO.

By:	/s/ Thomas J. Cimino
Thomas J. Cimino
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Thomas J. Cimino	Chief Financial Officer (Principal executive, financial and accounting officer) and Sole Director	November 4, 2016
Thomas J. Cimino

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, P2021 Rig Co. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 4th day of November 2016.

P2021 RIG CO.

By:	/s/ Thomas J. Cimino
Thomas J. Cimino
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Thomas J. Cimino	Chief Financial Officer (Principal executive, financial and accounting officer) and Sole Director	November 4, 2016
Thomas J. Cimino

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Sapphire Driller Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 4th day of November 2016.

SAPPHIRE DRILLER COMPANY

By:	/s/ Thomas J. Cimino
Thomas J. Cimino
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Thomas J. Cimino	Chief Financial Officer (Principal executive, financial and accounting officer) and Sole Director	November 4, 2016
Thomas J. Cimino

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Vantage Deepwater Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 4th day of November 2016.

VANTAGE DEEPWATER COMPANY

By:	/s/ Thomas J. Cimino
Thomas J. Cimino
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Thomas J. Cimino	Chief Financial Officer (Principal executive, financial and accounting officer) and Sole Director	November 4, 2016
Thomas J. Cimino

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Vantage Driller I Co. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 4th day of November 2016.

VANTAGE DRILLER I CO.

By:	/s/ Thomas J. Cimino
Thomas J. Cimino
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Thomas J. Cimino	Chief Financial Officer (Principal executive, financial and accounting officer) and Sole Director	November 4, 2016
Thomas J. Cimino

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Vantage Driller II Co. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 4th day of November 2016.

VANTAGE DRILLER II CO.

By:	/s/ Thomas J. Cimino
Thomas J. Cimino
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Thomas J. Cimino	Chief Financial Officer (Principal executive, financial and accounting officer) and Sole Director	November 4, 2016
Thomas J. Cimino

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Vantage Driller III Co. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 4th day of November 2016.

VANTAGE DRILLER III CO.

By:	/s/ Thomas J. Cimino
Thomas J. Cimino
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Thomas J. Cimino	Chief Financial Officer (Principal executive, financial and accounting officer) and Sole Director	November 4, 2016
Thomas J. Cimino

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Vantage Driller IV Co. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 4th day of November 2016.

VANTAGE DRILLER IV CO.

By:	/s/ Thomas J. Cimino
Thomas J. Cimino
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Thomas J. Cimino	Chief Financial Officer (Principal executive, financial and accounting officer) and Sole Director	November 4, 2016
Thomas J. Cimino

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Vantage Driller VI Co. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 4th day of November 2016.

VANTAGE DRILLER VI CO.

By:	/s/ Thomas J. Cimino
Thomas J. Cimino
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Thomas J. Cimino	Chief Financial Officer (Principal executive, financial and accounting officer) and Sole Director	November 4, 2016
Thomas J. Cimino

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Vantage Drilling Africa has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 4th day of November 2016.

VANTAGE DRILLING AFRICA

By:	/s/ Thomas J. Cimino
Thomas J. Cimino
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Thomas J. Cimino	Chief Financial Officer (Principal executive, financial and accounting officer) and Sole Director	November 4, 2016
Thomas J. Cimino

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Vantage Holdings Malaysia I Co. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 4th day of November 2016.

VANTAGE HOLDINGS MALAYSIA I CO.

By:	/s/ Thomas J. Cimino
Thomas J. Cimino
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Thomas J. Cimino	Chief Financial Officer (Principal executive, financial and accounting officer) and Sole Director	November 4, 2016
Thomas J. Cimino

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Vantage International Management Co. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 4th day of November 2016.

VANTAGE INTERNATIONAL MANAGEMENT CO.

By:	/s/ Thomas J. Cimino
Thomas J. Cimino
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Thomas J. Cimino	Chief Financial Officer (Principal executive, financial and accounting officer) and Sole Director	November 4, 2016
Thomas J. Cimino

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Vantage Holdings Cyprus ODC Limited has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Luxembourg and the Grand Duchy of Luxembourg, on the 4th day of November 2016.

VANTAGE HOLDINGS CYPRUS ODC LIMITED

By:	/s/ Rui Miguel Silva Gomes
Rui Miguel Silva Gomes
Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Rui Miguel Silva Gomes	Director (Principal executive, financial and accounting officer)	November 4, 2016
Rui Miguel Silva Gomes

*	Director	November 4, 2016
Omnium Corporate and Trustee Services, Limited

*	Director	November 4, 2016
Omnium Services, Limited

*	Director	November 4, 2016
Sansovino, Limited

*By:	/s/ Douglas E. Stewart
Douglas E. Stewart Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Vantage Deepwater Drilling, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 4th day of November 2016.

VANTAGE DEEPWATER DRILLING, INC.

By:	/s/ Thomas J. Cimino
Thomas J. Cimino
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Thomas J. Cimino	Chief Executive Officer, Secretary and Treasurer (Principal executive, financial and accounting officer) and Sole Director	November 4, 2016
Thomas J. Cimino

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Vantage Delaware Holdings, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 4th day of November 2016.

VANTAGE DELAWARE HOLDINGS, LLC

By:	/s/ Thomas J. Cimino
Thomas J. Cimino
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Thomas J. Cimino	Chief Financial Officer (Principal executive, financial and accounting officer) and Sole Manager (performing the functions of a director)	November 4, 2016
Thomas J. Cimino

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Vantage Energy Services, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 4th day of November 2016.

VANTAGE ENERGY SERVICES, INC.

By:	/s/ Thomas J. Cimino
Thomas J. Cimino
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Thomas J. Cimino	Chief Executive Officer, Secretary and Treasurer (Principal executive, financial and accounting officer) and Sole Director	November 4, 2016
Thomas J. Cimino

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Vantage Holding Hungary Kft. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Luxembourg and the Grand Duchy of Luxembourg, on the 4th day of November 2016.

VANTAGE HOLDING HUNGARY KFT.

By:	/s/ Rui Miguel Silva Gomes
Rui Miguel Silva Gomes
Managing Director

By:	/s/ Krisztina Zsuzsanna Tothne Balogh
Krisztina Zsuzsanna Tothne Balogh
Managing Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Rui Miguel Silva Gomes	Managing Director (Principal executive, financial and accounting officer)	November 4, 2016
Rui Miguel Silva Gomes

/s/ Krisztina Zsuzsanna Tothne Balogh	Managing Director	November 4, 2016
Krisztina Zsuzsanna Tothne Balogh

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, PT. Vantage Drilling Company Indonesia has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Singapore and the Republic of Singapore, on the 4th day of November 2016.

PT. VANTAGE DRILLING COMPANY INDONESIA

By:	/s/ James W. Young
James W. Young
Commissioner

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ James W. Young	Commissioner (Principal executive, financial and accounting officer)	November 4, 2016
James W. Young

*	President Director	November 4, 2016
James Angus Goudie

*	Director	November 4, 2016
Alisdair H. Semple

*	Director	November 4, 2016
Haji Setiantoro

*	Director	November 4, 2016
Angel Antonio Villarroel

*By:	/s/ Douglas E. Stewart
Douglas E. Stewart Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Vantage Drilling Labuan I Ltd. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 4th day of November 2016.

VANTAGE DRILLING LABUAN I LTD.

By:	/s/ Ronald J. Nelson
Ronald J. Nelson
Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Ronald J. Nelson	Director (Principal executive, financial and accounting officer)	November 4, 2016
Ronald J. Nelson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Vantage Drilling (Malaysia) I Sdn. Bhd. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Singapore and the Republic of Singapore, on the 4th day of November 2016.

VANTAGE DRILLING (MALAYSIA) I SDN. BHD.

By:	/s/ Kenneth Howden
Kenneth Howden
Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Kenneth Howden	Director (Principal executive, financial and accounting officer)	November 4, 2016
Kenneth Howden

*	Director	November 4, 2016
Chin Nan Soh

*	Director	November 4, 2016
Chan Hooi Li Celine

*By:	/s/ Douglas E. Stewart
Douglas E. Stewart
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Vantage Drilling Netherlands B.V. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Luxembourg and the Grand Duchy of Luxembourg, on the 4th day of November 2016.

VANTAGE DRILLING NETHERLANDS B.V.

By:	/s/ Rui Miguel Silva Gomes
Rui Miguel Silva Gomes
Managing Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Rui Miguel Silva Gomes	Managing Director (Principal executive, financial and accounting officer)	November 4, 2016
Rui Miguel Silva Gomes

*	Managing Director	November 4, 2016
Myrthe Marie Louise Gortzen

*	Managing Director	November 4, 2016
Joost M. van der Eerden

*By:	/s/ Douglas E. Stewart
Douglas E. Stewart
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Vantage Driller ROCO S.R.L. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 4th day of November 2016.

VANTAGE DRILLER ROCO S.R.L.

By:	/s/ Ronald J. Nelson
Ronald J. Nelson
Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Ronald J. Nelson	Director (Principal executive, financial and accounting officer)	November 4, 2016
Ronald J. Nelson

*	Director	November 4, 2016
Georgiana Vasile

*By:	/s/ Douglas E. Stewart
Douglas E. Stewart
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Vantage Driller ROCO- Luxembourg Branch has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Luxembourg and the Grand Duchy of Luxembourg, on the 4th day of November 2016.

VANTAGE DRILLER ROCO- LUXEMBOURG BRANCH

By:	/s/ Rui Miguel Silva Gomes
Rui Miguel Silva Gomes
Branch Manager

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Rui Miguel Silva Gomes	Branch Manager (person performing director functions; principal executive, financial and accounting officer)	November 4, 2016
Rui Miguel Silva Gomes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Vantage International Management Company Pte. Ltd. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 4th day of November 2016.

VANTAGE INTERNATIONAL MANAGEMENT COMPANY PTE. LTD.

By:	/s/ Ronald J. Nelson
Ronald J. Nelson
Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Ronald J. Nelson	Director (Principal executive, financial and accounting officer)	November 4, 2016
Ronald J. Nelson

*	Director	November 4, 2016
Alisdair Henry Semple

/s/ Thomas J. Cimino	Director	November 4, 2016
Thomas J. Cimino

*	Director	November 4, 2016
Kenneth Howden

*By:	/s/ Douglas E. Stewart
Douglas E. Stewart
Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number	Exhibit Description	Filed Herewith	Previously Filed	Incorporated by Reference
				Form	File Number	Exhibit	Filing Date

2.1	Joint Prepackaged Chapter 11 Plan of Offshore Group Investment Limited and its Affiliated Debtors, dated December 1, 2015, which is Exhibit A to the Disclosure Statement			T-3	022-29012	99.T3E.1	12/02/15

3.1A	Certificate of Incorporation of the Company			S-4	333-170841	3.3	11/24/10

3.1B	Third Amended and Restated Memorandum and Articles of Association of the Company			8-K	333-159299-15	3.01	08/05/16

3.2A	Certificate of Incorporation of Dragonquest Holdings Company			S-4	333-181890	3.33	06/05/12

3.2B	Memorandum and Articles of Association of Dragonquest Holdings Company			S-4	333-181890	3.34	06/05/12

3.3A	Certificate of Incorporation of Emerald Driller Company			S-4	333-170841	3.11	11/24/10

3.3B	Memorandum and Articles of Association of Emerald Driller Company			S-4	333-170841	3.12	11/24/10

3.4A	Certificate of Incorporation of P2020 Rig Co.			S-4	333-174851	3.19	06/10/11

3.4B	Amended and Restated Memorandum and Articles of Association of P2020 Rig Co.			S-4	333-174851	3.20	06/10/11

3.5A	Certificate of Incorporation of P2021 Rig Co.			S-4	333-170841	3.17	11/24/10

3.5B	Amended and Restated Memorandum and Articles of Association of P2021 Rig Co.			S-4	333-170841	3.18	11/24/10

3.6A	Deed of Establishment of PT. Vantage Drilling Company Indonesia and corresponding Ministry of Law and Human Rights approval letter			T-3	022-29012	T3A.6	12/02/15

3.6B	Articles of Association of PT. Vantage Drilling Company Indonesia			S-4/A	333-185117	3.45	02/27/13

3.7A	Certificate of Incorporation of Sapphire Driller Company			S-4	333-170841	3.13	11/24/10

3.7B	Memorandum and Articles of Association of Sapphire Driller Company			S-4	333-170841	3.14	11/24/10

3.8A	Certificate of Incorporation of Vantage Deepwater Company			S-4	333-181890	3.41	06/05/12

3.8B	Memorandum and Articles of Association of Vantage Deepwater Company			S-4	333-181890	3.42	06/05/12

3.9A	Certificate of Incorporation of Vantage Deepwater Drilling, Inc.			S-4	333-181890	3.39	06/05/12

3.9B	Bylaws of Vantage Deepwater Drilling, Inc.			S-4	333-181890	3.40	06/05/12

3.10A	Certificate of Formation of Vantage Delaware Holdings, LLC			S-4	333-185117	3.43	11/21/12

Exhibit Number	Exhibit Description	Filed Herewith	Previously Filed	Incorporated by Reference
				Form	File Number	Exhibit	Filing Date

3.10B	Limited Liability Company Agreement of Vantage Delaware Holdings, LLC			S-4	333-185117	3.44	11/21/12

3.11A	Certificate of Incorporation of Vantage Driller I Co.			S-4	333-170841	3.5	11/24/10

3.11B	Amended and Restated Memorandum and Articles of Association of Vantage Driller I Co.			S-4	333-170841	3.6	11/24/10

3.12A	Certificate of Incorporation of Vantage Driller II Co.			S-4	333-170841	3.7	11/24/10

3.12B	Amended and Restated Memorandum and Articles of Association of Vantage Driller II Co.			S-4	333-170841	3.8	11/24/10

3.13A	Certificate of Incorporation of Vantage Driller III Co.			S-4	333-174851	3.9	06/10/11

3.13B	Second Amended and Restated Memorandum and Articles of Association of Vantage Driller III Co.			S-4	333-174851	3.10	06/10/11

3.14A	Certificate of Incorporation of Vantage Driller IV Co.			S-4	333-170841	3.9	11/24/10

3.14B	Amended and Restated Memorandum and Articles of Association of Vantage Driller IV Co.			S-4	333-170841	3.10	11/24/10

3.15A	Certificate of Incorporation of Vantage Driller VI Co.			S-4/A	333-188263	3.46	04/30/13

3.15B	Memorandum and Articles of Association of Vantage Driller VI Co.			S-4/A	333-188263	3.47	04/30/13

3.16A	Certificate of Incorporation of Vantage Driller ROCO S.R.L.—English translation from Romanian			T-3	022-29012	99T3.A.16	12/02/15

3.16B	Articles of Association of the Limited Liability Company Vantage Driller ROCO S.R.L.			T-3	022-29012	99.T3B.16	12/02/15

3.17A	Certificate of Incorporation on Change of Name of Vantage Drilling Africa			T-3	022-29012	99.T3A.17	12/02/15

3.17B	Amended and Restated Memorandum and Articles of Association of Vantage Drilling Africa.			T-3	022-29012	99.T3B.17	12/02/15

3.18A	Certificate of Incorporation of Vantage Drilling Labuan I Ltd.			S-4	333-174851	3.29	06/10/11

3.18B	Memorandum and Articles of Association of Vantage Drilling Labuan I Ltd.			S-4	333-174851	3.30	06/10/11

3.19A	Certificate of Incorporation of Vantage Drilling (Malaysia) I Sdn. Bhd.			S-4	333-174851	3.31	06/10/11

3.19B	Memorandum and Articles of Association of Vantage Drilling (Malaysia) I Sdn. Bhd.			S-4	333-174851	3.32	06/10/11

3.20A	Certified Registry of Vantage Drilling Netherlands B.V. as administered by the Chamber of Commerce for Amsterdam			T-3	022-29012	99.T3A.20	12/02/15

3.20B	Articles of Association of Vantage Drilling Netherlands B.V.—English translation from Dutch			S-4	333-170841	3.20	11/24/10

Exhibit Number	Exhibit Description	Filed Herewith	Previously Filed	Incorporated by Reference
				Form	File Number	Exhibit	Filing Date

3.21A	Statement of Organization by Incorporator of Vantage Energy Services, Inc.			T-3/A	022-29012	99.T3A.21	01/29/16

3.21B	First Amended and Restated By-Laws of Vantage Energy Services, Inc.			T-3/A	022-29012	99.T3B.21	01/29/16

3.22A	Certificate of Incorporation of Vantage Holding Hungary Kft.—English translation from Hungarian			S-4	333-170841	3.19	11/24/10

3.22B	Deed of Foundation of Vantage Holding Hungary Kft.			T-3	022-29012	99.T3B.21	12/02/15

3.23A	Certificate of Incorporation of Vantage Holdings Cyprus ODC Limited			S-4	333-181890	3.35	06/05/12

3.23B	Memorandum and Articles of Association of Vantage Holdings Cyprus ODC Limited			S-4	333-181890	3.36	06/05/12

3.24A	Certificate of Incorporation of Vantage Holdings Malaysia I Co.			S-4	333-174851	3.23	06/10/11

3.24B	Memorandum and Articles of Association of Vantage Holdings Malaysia I Co.			S-4	333-174851	3.24	06/10/11

3.25A	Certificate of Incorporation of Vantage International Management Co.			S-4	333-170841	3.15	11/24/10

3.25B	Amended and Restated Memorandum and Articles of Association of Vantage International Management Co.			S-4	333-170841	3.16	11/24/10

3.26A	Certificate Confirming Incorporation of Company of Vantage International Management Company Pte. Ltd.			T-3/A	022-29012	99.T3A.26	01/29/16

3.26B	Memorandum and Articles of Association of Vantage International Management Company Pte. Ltd.			T-3/A	022-29012	99.T3B.26	01/29/16

4.1	Second Amended and Restated Credit Agreement by and between Offshore Group Investment Limited, certain subsidiaries thereof as Guarantors, the lenders from time to time party thereto as Lenders and Royal Bank of Canada as Administrative Agent and Collateral Agent, dated as of February 17, 2016			8-K	333-159299-15	4.1	02/17/16

4.2	Second Lien Indenture by and between Offshore Group Investment Limited, the guarantors from time to time party thereto (including certain of the Assignors, as defined therein) and U.S. Bank National Association, as trustee and noteholder collateral agent, dated as of February 10, 2016			8-K	333-159299-15	4.2	02/17/16

4.3	Third Lien Indenture by and between Offshore Group Investment Limited, the guarantors from time to time party thereto (including certain of the Assignors, as defined therein) and U.S. Bank National Association, as trustee and noteholder collateral agent, dated as of February 10, 2016			8-K	333-159299-15	4.3	02/17/16

Exhibit Number	Exhibit Description	Filed Herewith	Previously Filed	Incorporated by Reference
				Form	File Number	Exhibit	Filing Date

4.4	Supplemental Indenture, dated as of June 8, 2016, among Vantage Drilling International (f/k/a Offshore Group Investment Limited), the guarantors party thereto, and U.S. Bank National Association, as trustee and noteholder collateral agent, to the Third Lien Indenture dated as of February 10, 2016		X

5.1	Opinion of Milbank, Tweed, Hadley & McCloy LLP		X

5.2	Opinion of Maples and Calder		X

5.3	Opinion of Ioannides Demetriou LLC		X

5.4	Opinion of Réti, Antall & Partners Law Firm		X

5.5	Opinion of Hadromi & Partners		X

5.6	Opinion of Azmi & Associates		X

5.7	Opinion of Heussen B.V.		X

5.8	Opinion of D&B David si Baias SCA		X

5.9	Opinion of JLC Advisors LLP		X

10.1	Shareholders Agreement by and among Offshore Group Investment Limited and the Shareholders (as defined therein) dated as of February 10, 2016			8-K	333-159299-15	10.1	02/17/16

10.2	Registration Rights Agreement by and among Offshore Group Investment Limited and each of the Holders (as defined therein) party thereto dated as of February 10, 2016			8-K	333-159299-15	10.2	02/17/16

10.3	Amendment No. 1 to the Registration Rights Agreement dated as of May 9, 2016, by and among Vantage Drilling International (f/k/a Offshore Group Investment Limited) and each of the Holders (as defined therein) party thereto			10-Q	333-159299-15	10.3	05/13/16

10.4†	Vantage Drilling International Amended and Restated 2016 Management Incentive Plan		X

10.5†	Form of Restricted Stock Unit Award Agreement (Performance-Based) under the Vantage Drilling International Amended and Restated 2016 Management Incentive Plan		X

10.6†	Form of Restricted Stock Unit Award Agreement (Time-Based) under the Vantage Drilling International Amended and Restated 2016 Management Incentive Plan		X

10.7†	Third Amended and Restated Employment and Non-Competition Agreement between Offshore Group Investment Limited and Paul A. Bragg, dated February 10, 2016			8-K	333-159299-15	10.8	02/17/16

Exhibit Number	Exhibit Description	Filed Herewith	Previously Filed	Incorporated by Reference
				Form	File Number	Exhibit	Filing Date

10.8†	Third Amended and Restated Employment and Non-Competition Agreement between Offshore Group Investment Limited and Douglas G. Smith, dated February 10, 2016			8-K	333-159299-15	10.9	02/17/16

10.9†	Third Amended and Restated Employment and Non-Competition Agreement between Offshore Group Investment Limited and Douglas W. Halkett, dated February 10, 2016			8-K	333-159299-15	10.10	02/17/16

10.10†	Third Amended and Restated Employment and Non-Competition Agreement between Offshore Group Investment Limited and William L. Thomson, dated February 10, 2016			8-K	333-159299-15	10.11	02/17/16

10.11†	Second Amended and Restated Employment and Non-Competition Agreement between Offshore Group Investment Limited and Nicolas J. Evanoff, dated February 10, 2016			8-K	333-159299-15	10.12	02/17/16

10.12†	Employment Agreement between Vantage Drilling International and Douglas E. Stewart, dated May 10, 2016			8-K	333-159299-15	10.1	05/17/16

10.13†	Employment Agreement between Vantage Drilling International and Ihab Toma, dated August 9, 2016		X

10.14†	Employment Agreement Between Vantage Drilling International and Thomas Cimino, dated September 22, 2016		X

12.1	Statement re computation of ratio of earnings to fixed charges		X

21.1	Subsidiaries of Vantage Drilling International		X

23.1	Consent of BDO USA, LLP, an independent registered public accounting firm		X

23.2	Consent of UHY LLP, an independent registered public accounting firm		X

23.3	Consent of Milbank, Tweed, Hadley & McCloy LLP (included in Exhibit 5.1)		X

23.4	Consent of Maples and Calder (included in Exhibit 5.2)		X

23.5	Consent of Ioannides Demetriou LLC (included in Exhibit 5.3)		X

23.6	Consent of Réti, Antall & Partners Law Firm (included in Exhibit 5.4)		X

23.7	Consent of Hadromi & Partners (included in Exhibit 5.5)		X

23.8	Consent of Azmi & Associates (included in Exhibit 5.6)		X

23.9	Consent of Heussen B.V. (included in Exhibit 5.7)		X

23.10	Consent of D&B David si Baias SCA (included in Exhibit 5.8)		X

23.11	Consent of JLC Advisors LLP (included in Exhibit 5.9)		X

Exhibit Number	Exhibit Description	Filed Herewith	Previously Filed	Incorporated by Reference
				Form	File Number	Exhibit	Filing Date

24.1	Powers of Attorney of the Directors and Officers of the Registrant (included in signature pages)		X

101.INS	-XBRL Instance Document		X

101.SCH	-XBRL Schema Document		X

101.CAL	-XBRL Calculation Document		X

101.DEF	-XBRL Definition Linkbase Document		X

101.LAB	-XBRL Label Linkbase Document		X

101.PRE	-XBRL Presentation Linkbase Document		X

†	Indicates a management contract or compensatory plan or arrangement.